Exhibit 10.1

CONTRIBUTION, CONVEYANCE AND ASSUMPTION
AGREEMENT

By and Among

CYPRESS ENERGY HOLDINGS, LLC

CYPRESS ENERGY HOLDINGS II, LLC

CYPRESS ENERGY PARTNERS, LLC

CYPRESS ENERGY PARTNERS, L.P.

CYPRESS ENERGY PARTNERS GP, LLC

CYPRESS ENERGY PARTNERS – SBG, LLC

CYPRESS ENERGY PARTNERS – TIR, LLC

TULSA INSPECTION RESOURCES, LLC

MR. CHARLES C. STEPHENSON, JR.

MS. CYNTHIA FIELD

MR. G. LES AUSTIN

AND

MR. RICHARD CARSON

Dated as of January   , 2014

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of January , 2014 (this “Agreement”), is by and among Cypress Energy Holdings, LLC, a Delaware limited liability company (“Holdings”), Cypress Energy Holdings II, LLC, a Delaware limited liability company (“Holdings II”), Cypress Energy Partners, LLC, a Delaware limited liability company (the “OLLC”), Cypress Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), Cypress Energy Partners GP, LLC, a Delaware limited liability company (the “General Partner”), Cypress Energy Partners – SBG, LLC, a Delaware limited liability company (“CEP SBG”), Cypress Energy Partners – TIR, LLC, a Delaware limited liability company (“CEP-TIR”), Tulsa Inspection Resources, LLC, a Delaware limited liability company (“TIR”), Mr. Charles C. Stephenson, Jr., Ms. Cynthia Field, Mr. G. Les Austin and Mr. Richard Carson. The above-named entities and individuals are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meanings assigned to such terms in Article I.

RECITALS

WHEREAS, the General Partner and Holdings II have formed the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”), for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.	Holdings II formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), and contributed to the General Partner $1,000 in exchange for all of the limited liability company interests in the General Partner and the rights to the Incentive Distribution Rights in the Partnership.

2.	The General Partner and Holdings II formed the Partnership under the terms of the Delaware LP Act and contributed $0 and $1,000 to the Partnership, respectively, in exchange for a 0% non-economic general partner interest and a 100% limited partner interest, respectively, in the Partnership.

3.	SBG Disposal, LLC, a North Dakota limited liability company (“SBG Disposal”), contributed its working capital and fixed assets, a 25% ownership interest in Alati Arnegard, LLC, a North Dakota limited liability company, and management contracts related to various saltwater disposal facilities to Cypress Energy Services, LLC, a Delaware limited liability company, in exchange for a 49% member interest in Cypress Energy Services, LLC and $500,000.

4.	Effective , 2013, all of the employees of SBG Disposal were transferred to and became employees of Cypress Energy Management – Bakken Operations, LLC, a Delaware limited liability company.

5.	Holdings borrowed $ million under the Holdings Credit Facility.

6.	Holdings contributed $ million to Cypress Energy Investments, LLC, a Delaware limited liability company.

7.	Cypress Energy Investments, LLC contributed $ million to CEP-TIR.

8.	CEP-TIR formed TIR under the terms of the Delaware LLC Act and contributed to TIR $1,000 in exchange for all of the limited liability company interests in TIR.

9.	CEP-TIR formed Tulsa Inspection Resources Holdings, LLC (“TIR Holdings”) under the terms of the Delaware LLC Act and contributed to TIR Holdings $1,000 in exchange for all of the limited liability company interests in TIR Holdings.

10.	Tulsa Inspection Resources – Canada, Inc., a corporation organized under the Canada Business Corporations Act, continued as a corporation (“TIR-Canada Inc.”) under the Alberta Business Corporations Act (the “ABC Act”).

11.	TIR-Canada Inc. converted to an Alberta unlimited liability corporation named Tulsa Inspection Resources – Canada ULC (“TIR-Canada”).

12.	Tulsa Inspection Resources – Nondestructive Examination, Inc. converted into a Delaware limited liability company named Tulsa Inspection Resources – Nondestructive Examination, LLC (“TIR-NDE”).

13.	Tulsa Inspection Resources, Inc., an Oklahoma corporation (“TIR Inc.”), merged with and into TIR with TIR surviving and with (i) certain minority shareholders receiving cash totaling $ in exchange for % of the shares of TIR Inc., (ii) CEP-TIR receiving limited liability company interests representing a 70.43% interest in TIR in exchange for % of the shares of TIR Inc., (iii) Cynthia Field receiving limited liability company interests representing a 8.10% interest in TIR in exchange for % of the shares of TIR Inc. and (iv) Charles C. Stephenson, Jr. receiving limited liability company interests representing a 21.47% interest in TIR in exchange for % of the shares of TIR Inc.

14.	TIR distributed (i) limited liability company interests representing a 70.43% interest in TIR-NDE and 70.43% of the shares in each of TIR-Canada and Tulsa Inspection Resources – Acquisition Corp. (“TIR-Acquisition”), a corporation under the ABC Act to CEP-TIR, (ii) limited liability company interests representing a 8.10% interest in TIR-NDE and 8.10% of the shares in each of TIR-Canada and TIR-Acquisition to Cynthia Field and (iii) limited liability company interests representing a 21.47% interest in TIR-NDE and 21.47% of the shares in each of TIR-Canada and TIR-Acquisition to Charles C. Stephenson, Jr.

15.	CEP-TIR conveyed its shares in TIR-Canada and TIR-Acquisition to TIR Holdings in exchange for limited liability company interests representing a 70.43% interest in TIR Holdings.

16.	Cynthia Field conveyed her shares in TIR-Canada and TIR-Acquisition to TIR Holdings in exchange for limited liability company interests representing a 8.10% interest in TIR Holdings.

17.	Charles C. Stephenson, Jr. conveyed his shares in TIR-Canada and TIR-Acquisition to TIR Holdings in exchange for limited liability company interests representing a 21.47% interest in TIR Holdings.

18.	TIR-Acquisition converted to an Alberta unlimited liability corporation named Tulsa Inspection Resources – Acquisition ULC.

19.	Foley Inspection Services Inc. converted to an Alberta unlimited liability corporation named Foley Inspection Services ULC (“Foley”).

20.	G. Les Austin conveyed his Class C Interests in the OLLC to Holdings in exchange for limited liability company interests in Holdings equal to the current value of his Class C Interests in the OLLC.

21.	Richard Carson conveyed his Class C Interests in the OLLC to Holdings in exchange for limited liability company interests in Holdings equal to the current value of his Class C Interests in the OLLC.

22.	The Partnership, TIR, CEP-TIR and the OLLC entered into (i) a new $65.0 million working capital facility to finance the carrying of accounts receivable, to pay fees and expenses to the agents and the lenders party thereto, to refinance all or a portion of the existing TIR credit facilities and for other corporate purposes (the “Working Capital Facility”) and (ii) a new $55.0 million acquisition facility to refinance all or a portion of the existing TIR credit facilities and for making permitted acquisitions and capital expenditures (the “Acquisition Facility”).

23.	TIR borrowed $ million under the Working Capital Facility and $ under the Acquisition Facility and repaid all amounts owed to TIR Capital Partners, LLC, a Delaware limited liability company.

24.	Foley amalgamated with TIR-Acquisition with the surviving entity named [Foley Inspection Services ULC].

25.	Cypress Energy Management, LLC, a Delaware limited liability company (“CEM”), formed Cypress Energy Management – TIR, LLC (“CEM TIR”), under the Delaware LLC Act and contributed to CEM TIR $1,000 in exchange for all of the limited liability company interests in CEM TIR.

26.	TIR formed Tulsa Inspection Resources - PUC, LLC (“TIR PUC”), under the Delaware LLC Act and contributed to TIR PUC $1,000 in exchange for all of the limited liability company interests in TIR PUC. TIR PUC subsequently filed an election with the Internal Revenue Service (“IRS”) on Form 8832 electing, effective on the date of formation of TIR PUC, to be treated as an association taxable as a corporation for U.S. federal income tax purposes.

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following transactions will occur at the times specified herein:

1.	CEP SBG will distribute its 100% limited liability company interest in SBG Sheridan Facility LLC, a Montana limited liability company, and Cypress Energy Partners – Prairie Lakes SWD, LLC (“Prairie Lakes LLC”), a North Dakota limited liability company (together, the “SBG Distribution Interest”), to the OLLC.

2.	The OLLC will distribute its 100% limited liability company interest in (i) SBG Sheridan Facility LLC, (ii) Prairie Lakes LLC, (iii) Cypress Equipment, LLC, a Delaware limited liability company, and (iv) Cypress Energy Solutions, LLC, a Delaware limited liability company (together, the “OLLC Distribution Interest”), to Holdings II.

3.	Holdings II will distribute its 100% limited liability company interest in (i) SBG Sheridan Facility LLC, (ii) Prairie Lakes LLC, (iii) Cypress Equipment, LLC, and (iv) Cypress Energy Solutions, LLC (together, the “Holdings II Distribution Interest”), to Holdings.

4.	The Partnership will issue 100% of the Incentive Distribution Rights in the Partnership to the General Partner.

5.	Holdings II will convey 100% of its Class A Interest in the OLLC to the Partnership, as a capital contribution, in exchange for (i) Common Units representing a % limited partner interest in the Partnership, (ii) Sub Units representing a % limited partner interest in the Partnership, and (iii) the right to receive $ million in proceeds of the initial public offering, all of which will reimburse Holdings II for certain capital expenditures incurred with respect to the contributed assets.

6.	CEP-TIR will convey a 35.28% interest in each of TIR, TIR-NDE and TIR Holdings (together, the “CEP-TIR Contribution Interest”) to the Partnership, as a capital contribution, in exchange for (i) Common Units representing a % limited partner interest in the Partnership and (ii) Sub Units representing a % limited partner interest in the Partnership.

7.	Cynthia Field will convey a 4.06% interest in each of TIR, TIR-NDE and TIR Holdings (together, the “CF Contribution Interest”) to the Partnership, as a capital contribution, in exchange for (i) Common Units representing a % limited partner interest in the Partnership and (ii) Sub Units representing a % limited partner interest in the Partnership.

8.	Charles C. Stephenson, Jr. will convey a 10.76% interest in each of TIR, TIR-NDE and TIR Holdings (together, the “CS Contribution Interest”) to the Partnership, as a capital contribution, in exchange for (i) Common Units representing a % limited partner interest in the Partnership and (ii) Sub Units representing a % limited partner interest in the Partnership.

9.	The public, through the Underwriters, will contribute $ in cash to the Partnership, as a capital contribution, in exchange for Common Units representing a % limited partner interest in the Partnership.

10.	The Partnership will (i) pay the Structuring Fee, (ii) pay the Underwriters’ discount of $ , and (iii) distribute $ million to Holdings II (the “Holdings II Equity Distribution”) in satisfaction of its right to a reimbursement of certain capital expenditures incurred with respect to the contributed assets.

11.	The Partnership will pay transaction expenses related to the offering, estimated to be of $ million, out of operating cash flow existing on its balance sheet.

12.	The Partnership will convey its 50.1% limited liability company interests in each of TIR, TIR-NDE and TIR Holdings (together, the “Partnership TIR Contribution Interest”) to the OLLC as a capital contribution.

13.	The Partnership will redeem the initial limited partner interests of Holdings II and will refund Holding II’s initial contribution of $1,000, as well as any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to Holdings II, in proportion to such initial contribution.

14.	Holdings will convey its 100% limited liability company interest in CEM to Holdings II as a capital contribution.

15.	Holdings II will convey its 100% limited liability company interest in CEM to the General Partner as a capital contribution.

16.	Holdings II will distribute Sub Units representing a % limited partner interest in the Partnership to Holdings that will be sufficient for Holdings to redeem all of G. Les Austin’s and Richard Carson’s limited liability company interests in Holdings.

17.	Holdings will distribute the Sub Units representing limited partner interest in the Partnership received from Holdings II to G. Les Austin in complete redemption of his interest in Holdings.

18.	Holdings will distribute the Sub Units representing limited partner interest in the Partnership received from Holdings II to Richard Carson in complete redemption of his interest in Holdings.

WHEREAS, if the Over-Allotment Option (as defined herein) is exercised, each of the matters provided for in Article III will occur in accordance with its respective terms; and

WHEREAS, the members, partners or stockholders of the Parties have taken all partnership, limited liability company or corporate action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The terms set forth below in this Article I shall have the meanings ascribed to them below or in the part of this Agreement referred to below:

“ABC Act” has the meaning assigned to such term in the recitals.

“Agreement” has the meaning assigned to such term in the preamble.

“Acquisition Facility” has the meaning assigned to such term in the recitals.

“CEM” has the meaning assigned to such term in the recitals.

“CEM Agreement” has the meaning set forth in Section 2.14.

“CEM TIR” has the meaning assigned to such term in the recitals.

“CEP SBG” has the meaning assigned to such term in the preamble.

“CEP-TIR” has the meaning assigned to such term in the preamble.

“CEP-TIR Contribution Interest” has the meaning assigned to such term in the recitals.

“CES LLC Agreement” has the meaning set forth in Section 2.2.

“CF Contribution Interest” has the meaning assigned to such term in the recitals.

“CS Contribution Interest” has the meaning assigned to such term in the recitals.

“Class A Interest” has the meaning assigned to such term in the OLLC Agreement.

“Class C Interest” has the meaning assigned to such term in the OLLC Agreement.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Units” has the meaning assigned to such term in the Partnership Agreement.

“CS Contribution Interest” has the meaning assigned to such term in the recitals.

“Cypress Equipment Agreement” has the meaning set forth in Section 2.2.

“Delaware LLC Act” has the meaning assigned to such term in the recitals.

“Delaware LP Act” has the meaning assigned to such term in the recitals.

“Effective Time” means immediately prior to the closing of the initial public offering pursuant to the Underwriting Agreement.

“Foley” has the meaning assigned to such term in the recitals.

“General Partner” has the meaning assigned to such term in the preamble.

“Holdings” has the meaning assigned to such term in the preamble.

“Holdings II” has the meaning assigned to such term in the preamble.

“Holdings Credit Facility” means the $35 million credit facility with JPMorgan Bank entered into by Cypress Energy Holdings, LLC on November 6, 2012.

“Holdings II Distribution Interest” has the meaning assigned to such term in the recitals.

“Holdings II Equity Distribution” has the meaning assigned to such term in the recitals.

“Incentive Distribution Rights” has the meaning assigned to such term in the Partnership Agreement.

“IRS” has the meaning assigned to such term in the recitals.

“OLLC” has the meaning assigned to such term in the preamble.

“OLLC Agreement” has the meaning set forth in Section 2.5.

“OLLC Distribution Interest” has the meaning assigned to such term in the recitals.

“Over-Allotment Option” has the meaning assigned to such term in the Underwriting Agreement.

“Partnership” has the meaning assigned to such term in the preamble.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P. dated as of .

“Partnership TIR Contribution Interest” has the meaning assigned to such term in the recitals.

“Party” and “Parties” has the meaning assigned to such term in the preamble.

“Prairie Lakes Agreement” has the meaning set forth in Section 2.1.

“Prairie Lakes LLC” has the meaning assigned to such term in the recitals.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Commission (Registration No. 333-192328), as amended and effective at the Effective Time.

“SBG Disposal” has the meaning assigned to such term in the recitals.

“SBG Distribution Interest” has the meaning assigned to such term in the recitals.

“SBG Sheridan Agreement” has the meaning set forth in Section 2.1.

“Structuring Fee” means a fee for certain advisory services equal to $ pursuant to the Underwriting Agreement payable to Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and Stifel, Nicolaus & Company, Incorporated.

“Sub Units” has the meaning assigned to “Subordinated Units” in the Partnership Agreement.

“TIR” has the meaning assigned to such term in the preamble.

“TIR-Acquisition” has the meaning assigned to such term in the recitals.

“TIR Agreement” has the meaning set forth in Section 2.6.

“TIR-Canada” has the meaning assigned to such term in the recitals.

“TIR-Canada Inc.” has the meaning assigned to such term in the recitals.

“TIR Holdings” has the meaning assigned to such term in the recitals.

“TIR Holdings Agreement” has the meaning set forth in Section 2.6.

“TIR Inc.” has the meaning assigned to such term in the recitals.

“TIR-NDE” has the meaning assigned to such term in the recitals.

“TIR-NDE Agreement” has the meaning set forth in Section 2.6.

“TIR PUC” has the meaning assigned to such term in the recitals.

“Underwriters” means those underwriters listed on Schedule A to the Underwriting Agreement.

“Underwriting Agreement” means that certain Underwriting Agreement by and among Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated, Stifel, Nicolaus & Company, Incorporated and BMO Capital Markets Corp., as representatives of the Underwriters, the General Partner, the Partnership, CEP-TIR and OLLC, dated as of January , 2014.

“Working Capital Facility” has the meaning assigned to such term in the recitals.

ARTICLE II
CONTRIBUTION, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Unless otherwise indicated, the following shall be completed either at the Effective Time or immediately following the Effective Time in the order set forth herein:

Section 2.1 Distribution by CEP SBG of the SBG Distribution Interest to the OLLC. CEP SBG hereby distributes, assigns, transfers, sets over and delivers to the OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its (i) 100% limited liability company interest in SBG Sheridan Facility LLC and (ii) 100% limited liability company interest in Prairie Lakes LLC. The OLLC hereby accepts the SBG Distribution Interest. Notwithstanding anything in the Amended and Restated Operating Agreement of SBG Sheridan Facility LLC, dated as of January 1, 2013 (the “SBG Sheridan Agreement”), or the Amended and Restated Member Control Agreement of Prairie Lakes LLC, dated as of January 1, 2013 (the “Prairie Lakes Agreement”), to the contrary, pursuant to this distribution (i) the OLLC is hereby admitted as the sole member of both SBG Sheridan Facility LLC and Prairie Lakes LLC and agrees that it is bound by the SBG Sheridan Agreement and the Prairie Lakes Agreement, (ii) CEP SBG hereby ceases to be the sole member of both SBG Sheridan Facility LLC and Prairie Lakes LLC immediately following the OLLC’s admission as described in (i), and (iii) SBG Sheridan Facility LLC and Prairie Lakes LLC hereby continue without dissolution with the OLLC as the sole member of each.

Section 2.2 Distribution by the OLLC of the OLLC Distribution Interest to Holdings II. The OLLC hereby distributes, assigns, transfers, sets over and delivers to Holdings II, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its (i) 100% limited liability company interest in SBG Sheridan Facility LLC, (ii) 100% limited liability company interest in Prairie Lakes LLC, (iii) 100% limited liability company interest in Cypress Equipment, LLC, and (iv) 100% limited liability company interest in Cypress Energy Solutions, LLC. Holdings II hereby accepts the OLLC Distribution Interest. Notwithstanding anything in the SBG Sheridan Agreement, the Prairie Lakes Agreement, the Limited Liability Company Agreement of Cypress Equipment, LLC dated as of March 15, 2013 (the “Cypress Equipment Agreement”), or the Limited Liability Company Agreement of Cypress Energy Solutions, LLC, dated as of March 15, 2012 (the “CES LLC Agreement”), to the contrary, as applicable, pursuant to this distribution (i) Holdings II is hereby admitted as a member of each of SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC and agrees that it is bound by the SBG Sheridan Agreement, the Prairie Lakes Agreement, the Cypress Equipment Agreement and the CES LLC Agreement, (ii) the OLLC hereby ceases to be a member of each of SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC immediately following Holdings II’s admission to each as described in (i), and (iii) SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC all hereby continue without dissolution with Holdings II as the sole member of each.

Section 2.3 Distribution by Holdings II of the Holdings II Distribution Interest to Holdings. Holdings II hereby distributes, assigns, transfers, sets over and delivers to Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its (i) 100% limited liability company interest in SBG Sheridan Facility LLC, (ii) 100% limited liability company interest in Prairie Lakes LLC, (iii) 100% limited liability company interest in Cypress Equipment, LLC, and (iv) 100% limited liability company interest in Cypress Energy Solutions, LLC. Holdings hereby accepts the Holdings II Distribution Interest. Notwithstanding anything in the SBG Sheridan Agreement, the Prairie Lakes Agreement, the Cypress Equipment Agreement or the CES LLC Agreement to the contrary, as applicable, pursuant to this distribution (i) Holdings is hereby admitted as a member of each of SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC and agrees that it is bound by the SBG Sheridan Agreement, the Prairie Lakes Agreement, the Cypress Equipment Agreement and the CES LLC Agreement, (ii) Holdings II hereby ceases to be a member of each of SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC immediately following Holdings’ admission to each as described in (i), and (iii) SBG Sheridan Facility LLC, Prairie Lakes LLC, Cypress Equipment, LLC and Cypress Energy Solutions, LLC all hereby continue without dissolution with Holdings as the sole member of each.

Section 2.4 Issuance of Incentive Distribution Rights to the General Partner. The Partnership agrees to issue 100% of its Incentive Distribution Rights to the General Partner.

Section 2.5 Contribution by Holdings II of 100% of its Class A Interest in the OLLC to the Partnership. Holdings II hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to its 100% Class A Interest in the OLLC, as a capital contribution, in exchange for (i) Common Units representing a % interest in the Partnership, (ii) Sub Units representing a % interest in the Partnership, and (iii) the right to receive $ million in proceeds of the initial public offering, all of which is to reimburse it for certain capital expenditures incurred with respect to the contributed assets. The Partnership hereby accepts the % limited liability company interest in the OLLC. Notwithstanding anything in the Second Amended and Restated Limited Liability Company Operating Agreement of the OLLC, dated as of , 2013 (the “OLLC Agreement”), to the contrary, pursuant to this contribution (i) the Partnership is hereby admitted as a member of the OLLC and agrees that it is bound by the OLLC Agreement, (ii) Holdings II hereby ceases to be a member of the OLLC immediately following the Partnership’s admission as described in (i), and (iii) the OLLC hereby continues without dissolution with the Partnership as a member.

Section 2.6 Contribution by CEP-TIR of the CEP-TIR Contribution Interest to the Partnership. CEP-TIR hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to a (i) 35.28% limited liability company interest in TIR, (ii) 35.28% limited liability company interest in TIR-NDE, and (iii) 35.28% limited liability company interest in TIR Holdings, as a capital contribution, in exchange for (i) Common Units representing a % interest in the Partnership, and (ii) Sub Units representing a % interest in the Partnership. The Partnership hereby accepts the CEP-TIR Contribution Interest. Notwithstanding anything in the TIR Agreement, the Limited Liability Company Agreement of TIR-NDE, dated as of December 9, 2013 (the “TIR-NDE Agreement”), or the Limited Liability Company Agreement of TIR Holdings, dated December 3, 2013 (the “TIR Holdings Agreement”), to the contrary, as applicable, pursuant to this contribution, (i) the Partnership is hereby admitted as a member of each of TIR, TIR-NDE and TIR Holdings and agrees that it is bound by the TIR Agreement, the TIR-NDE Agreement and the TIR Holdings Agreement, and (ii) TIR, TIR-NDE and TIR Holdings hereby all continue without dissolution with the Partnership as a member.

Section 2.7 Contribution by Cynthia Field of the CF Contribution Interest to the Partnership. Cynthia Field hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to a (i) 4.06% limited liability company interest in TIR, (ii) 4.06% limited liability company interest in TIR-NDE, and (iii) 4.06% limited liability company interest in TIR Holdings, as a capital contribution, in exchange for (i) Common Units representing a % interest in the Partnership, and (ii) Sub Units representing a % interest in the Partnership. The Partnership hereby accepts the CF Contribution Interest. Notwithstanding anything in the TIR Agreement, the TIR-NDE Agreement or the TIR Holdings Agreement to the contrary, as applicable, pursuant to this contribution, (i) the Partnership is hereby admitted as a member of each of TIR, TIR-NDE and TIR Holdings and agrees that it is bound by the TIR Agreement, the TIR-NDE Agreement and the TIR Holdings Agreement, and (ii) TIR, TIR-NDE and TIR Holdings hereby all continue without dissolution with the Partnership as a member.

Section 2.8 Contribution by Charles C. Stephenson, Jr. of the CS Contribution Interest to the Partnership. Charles C. Stephenson, Jr. hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to a (i) 10.76% limited liability company interest in TIR, (ii) 10.76% limited liability company interest in TIR-NDE, and (iii) 10.76% limited liability company interest in TIR Holdings, as a capital contribution, in exchange for (i) Common Units representing a % interest in the Partnership, and (ii) Sub Units representing a % interest in the Partnership. The Partnership hereby accepts the CS Contribution Interest. Notwithstanding anything in the TIR Agreement, the TIR-NDE Agreement or TIR Holdings Agreement to the contrary, as applicable, pursuant to this contribution, (i) the Partnership is hereby admitted as a member of each of TIR, TIR-NDE and TIR Holdings and agrees that it is bound by the TIR Agreement, the TIR-NDE Agreement and the TIR Holdings Agreement, and (ii) TIR, TIR-NDE and TIR Holdings hereby all continue without dissolution with the Partnership as a member.

Section 2.9 Public Cash Contribution. The Parties acknowledge that, in connection with the initial public offering, public investors, through the Underwriters, have made a capital contribution to the Partnership of approximately $ million in cash ($ million net to the Partnership after deducting the underwriting discounts and commissions of $ million and the Structuring Fee) in exchange for the issuance by the Partnership of Common Units, representing a % limited partner interest in the Partnership.

Section 2.10 Payment of Transaction Costs. The Parties acknowledge the payment by the Partnership of transaction expenses in the amount of approximately $ million from operating cash flow on the Partnership’s balance sheet.

Section 2.11 Contribution by the Partnership of the Partnership TIR Contribution Interest to the OLLC. The Partnership hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the OLLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the Partnership’s (i) 50.1% limited liability company interest in TIR, (ii) 50.1% limited liability company interest in TIR-NDE, and (iii) 50.1% limited liability company interest in TIR Holdings. The OLLC hereby accepts the Partnership TIR Contribution Interest, as a capital contribution. Notwithstanding anything in the TIR Agreement, the TIR-NDE Agreement or the TIR Holdings Agreement to the contrary, as applicable, pursuant to this contribution, (i) the OLLC is hereby admitted as a member of each of TIR, TIR-NDE and TIR Holdings and agrees that it is bound by the TIR Agreement, the TIR-NDE Agreement and the TIR Holdings Agreement, (ii) the Partnership ceases to be a member of each of TIR, TIR-NDE and TIR Holdings immediately following the OLLC’s admission to each as described in (i), and (iii) TIR, TIR-NDE and TIR Holdings hereby all continue without dissolution with the OLLC as a member.

Section 2.12 Distribution of Equity Distribution. The Partnership hereby distributes the Holdings II Equity Distribution to Holdings II in satisfaction of its right to a reimbursement of capital expenditures incurred with respect to the contributed assets.

Section 2.13 Redemption of Holdings II Initial Limited Partner Interests. For and in consideration of the redemption by the Partnership of $1,000 to Holdings II as a refund of its initial capital contributions to the Partnership, along with 100% of any interest or profit that resulted from the investment or other use of such capital contribution, the Partnership hereby redeems all of the initial limited partner interests of Holdings II.

Section 2.14 Contribution by Holdings of its 100% limited liability company interest in CEM to Holdings II. Holdings hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Holdings II, its successors and its assigns, for its and their own use forever, all right, title and interest in and to Holdings’ 100% limited liability company interest in CEM. Holdings II hereby accepts the 100% limited liability company interest in CEM, as a capital contribution. Notwithstanding anything in the Limited Liability Company Agreement of CEM, dated as of August 15, 2012 (the “CEM Agreement”), to the contrary, as applicable, pursuant to this contribution, (i) Holdings II is hereby admitted as sole member of CEM and agrees that it is bound by the CEM Agreement, as sole member of CEM, (ii) Holdings ceases to be a member of CEM immediately following Holdings II’s admission to each as described in (i), and (iii) CEM hereby continues without dissolution with Holdings II as the sole member.

Section 2.15 Contribution by Holdings II of its 100% limited liability company interest in CEM to the General Partner. Holdings II hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all right, title and interest in and to Holding II’s 100% limited liability company interest in CEM. The General Partner hereby accepts the 100% limited liability company interest in CEM, as a capital contribution. Notwithstanding anything in the CEM Agreement to the contrary, as applicable, pursuant to this contribution, (i) the General Partner is hereby admitted as sole member of CEM and agrees that it is bound by the CEM Agreement, as sole member of CEM, (ii) Holdings II ceases to be a member of CEM immediately following the General Partner’s admission to each as described in (i), and (iii) CEM hereby continues without dissolution with the General Partner as the sole member.

Section 2.16 Distribution by Holdings II of Sub Units in the Partnership to Holdings. Holdings II hereby distributes, assigns, transfers, sets over and delivers to Holdings, its successors and its assigns, for its and their own use forever, all right, title and interest in and to Sub Units representing a % interest in the Partnership, all of which will be used to completely redeem the limited liability company interests in Holdings held by G. Les Austin and Richard Carson. Holdings hereby accepts the % limited liability company interest in the Partnership. Notwithstanding anything in the Partnership Agreement to the contrary, pursuant to this distribution, (i) Holdings II is hereby admitted as a member of the Partnership and agrees that it is bound by the Partnership Agreement, and (ii) the Partnership hereby continues without dissolution with Holdings as a member.

Section 2.17 Redemption of G. Les Austin Limited Liability Company Interest in Holdings. Holdings hereby distributes, assigns, transfers, sets over and delivers to G. Les Austin, his successors and his assigns, for his and their own use forever, all right, title and interest in and to Sub Units representing a % interest in the Partnership, in complete redemption of the limited liability company interests in Holdings held by G. Les Austin. G. Les Austin hereby accepts the % limited liability company interest in the Partnership. Notwithstanding anything in the Partnership Agreement to the contrary, pursuant to this distribution, (i) G. Les Austin is hereby admitted as a member of the Partnership and agrees that he is bound by the Partnership Agreement, (ii) Holdings hereby ceases to be a member of the Partnership, and (iii) the Partnership hereby continues without dissolution with G. Les Austin as a member.

Section 2.18 Redemption of Richard Carson Limited Liability Company Interest in Holdings. Holdings hereby distributes, assigns, transfers, sets over and delivers to Richard Carson, his successors and his assigns, for his and their own use forever, all right, title and interest in and to Sub Units representing a % interest in the Partnership, in complete redemption of the limited liability company interests in Holdings held by Richard Carson. Richard Carson hereby accepts the % limited liability company interest in the Partnership. Notwithstanding anything in the Partnership Agreement to the contrary, pursuant to this distribution, (i) Richard Carson is hereby admitted as a member of the Partnership and agrees that he is bound by the Partnership Agreement, (ii) Holdings hereby ceases to be a member of the Partnership, and (iii) the Partnership hereby continues without dissolution with Richard Carson as a member.

Section 2.19 Form 8832 Election by TIR PUC. TIR PUC hereby agrees to file with the IRS an election on Form 8832 electing to be treated as an association taxable as a corporation for U.S. federal income tax purposes to be effective prior to the Effective Time.

ARTICLE III
ADDITIONAL TRANSACTIONS

If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash to the Partnership in exchange for up to an additional Common Units on the basis of the initial public offering price per Common Unit set forth in the Registration Statement less the amount of underwriting discounts and the Structuring Fee, and the Partnership shall use all of the net proceeds from that exercise to make a cash distribution to Holdings. Upon the expiration of the period during which the Underwriters may exercise the Over-Allotment option, the Partnership will issue on a deferred basis to Holdings II as part of the contribution transactions described in Section 2.5 the number of Common Units equal to the excess, if any, of (x) the maximum number of Common Units available for sale under the Over-Allotment Option over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to any exercise of the Over-Allotment option.

ARTICLE IV
FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (i) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (ii) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (iii) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II of this Agreement shall be effective and operative in accordance with Article VI, without further action by any Party hereto.

ARTICLE VI
MISCELLANEOUS

Section 6.1 Order of Completion of Transactions. The transactions provided for in Article II and Article III of this Agreement shall be completed immediately following the Effective Time in the following order: first, the transactions provided for in Article II shall be completed in the order set forth therein; and second, following the completion of the transactions provided for in Article II, the transactions provided for in Article III, if they occur, shall be completed.

Section 6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 6.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

Section 6.6 Choice of Law. This Agreement shall be subject to and governed by the laws of the state of Delaware. Each Party hereby submits to the jurisdiction of the state and federal courts in the state of [Delaware] and to venue in the state and federal courts in [ County, Delaware].

Section 6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provisions or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 6.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

Section 6.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be duly executed as of the date first above written.

CYPRESS ENERGY HOLDINGS, LLC

By:
Name:
Title:

CYPRESS ENERGY HOLDINGS II, LLC

By:
Name:
Title:

CYPRESS ENERGY PARTNERS, LLC

By:
Name:
Title:

CYPRESS ENERGY PARTNERS GP, LLC

By:
Name:
Title:

CYPRESS ENERGY PARTNERS, L.P.

By:	CYPRESS ENERGY PARTNERS GP, LLC
its general partner

By:
Name:
Title:

CYPRESS ENERGY PARTNERS – SBG, LLC

By:
Name:
Title:

Signature Pages to Contribution, Conveyance and Assumption Agreement

CYPRESS ENERGY PARTNERS – TIR, LLC

By:
Name:
Title:

TULSA INSPECTION RESOURCES, LLC

By:
Name:
Title:

MR. CHARLES C. STEPHENSON, JR.

By:

MS. CYNTHIA FIELD

By:

MR. G. LES AUSTIN

By:

MR. RICHARD CARSON

By:

Signature Pages to Contribution, Conveyance and Assumption Agreement